                                                                    EXHIBIT 10.3

                                                                  Execution Copy


          Amended and Restated Guaranty, dated as of February 25, 1999 (the "Guaranty"), by each of the Guarantors identified as such on the signature pages hereof (individually a "Guarantor" and collectively the "Guarantors"), for and in favor of Wexford Capital Partners II, L.P., a Delaware limited partnership, Wexford Overseas Partners I, L.P., a Cayman Islands exempted limited partnership, Wexford Special Situations 1996, L.P., a Delaware limited partnership, Wexford Special Situations 1996 Institutional, L.P., a Delaware limited partnership, Wexford Special Situations
          1996 Limited, a Cayman Islands exempted company, and Wexford-Euris Special Situations 1996, L.P., a Delaware limited partnership (collectively, the "Lenders") and Wexford Management LLC, a Connecticut limited liability company, as Agent (the "Agent").
          ------------------------------------------------------------

          Whereas, on January 13, 1999, pursuant to an Agreement and Plan of Merger, dated November 9, 1998 (the "Merger Agreement"), among Wahlco Environmental Systems, Inc. ("Wahlco"), Thermatrix Inc. ("Thermatrix") and TMX Acquisition Sub I, Inc., a wholly owned subsidiary of Thermatrix ("Merger Sub"), Merger Sub merged with and into Wahlco (the "Merger") and Wahlco became a wholly owned subsidiary of Thermatrix at the effective time of the Merger;

          Whereas, concurrently with the execution and delivery hereof, Thermatrix and Wahlco (the "Borrowers") are entering into a Second Amended and Restated Credit Agreement, dated as of the date hereof, with the Lenders and the Agent (as the same may hereafter be modified, extended, replaced or otherwise amended, the "Credit Agreement"), pursuant to which the Borrowers shall be jointly and severally liable for the payment and performance of all of the Obligations to the Lenders and the Agent set forth therein and in the other Loan Documents (as such terms are defined in the Credit Agreement) (all of such Obligations, the "Liabilities");

          Whereas, each Guarantor is a direct and/or indirect subsidiary of the Borrowers;

          Whereas, it is a condition to the effectiveness of the Credit Agreement that the Guarantors guaranty the payment and performance of the Liabilities to the Lenders and the Agent; and

          Whereas, each of the Guarantors will receive substantial direct and indirect benefits from the Lenders and the Agent entering into the Credit Agreement;

          Now Therefore, the parties agree as follows:

          Each Guarantor hereby unconditionally guarantees, jointly and severally, to the Lenders and the Agent the full and punctual payment and performance (whether at stated maturity, by acceleration or otherwise) of the Liabilities. Upon failure by the Borrowers to pay any such amount when due, the Guarantors shall pay the amount not paid on demand.

          Each Guarantor agrees that this Guaranty is a guaranty of payment and performance, and not of collection, and that this Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect, notwithstanding, without limitation, the dissolution or insolvency of either Borrower or any Guarantor or that at any time or from time to time all of the Liabilities may have been paid in full, or any and all modifications, extensions or renewals of any of the Liabilities, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Agent in endeavoring to collect any of the foregoing and in enforcing this Guaranty (including attorneys' and paralegals' fees and expenses); and all of the agreements and obligations of the Guarantors under this Guaranty shall remain fully in effect until all of the Liabilities (including any modifications, extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full.

          The Guarantors further agree that if at any time all or any part of any payment theretofore applied by the Agent to any of the Liabilities is or must be rescinded or returned by the Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of either Borrower), the Liabilities shall, for the purposes such payment is of this Guaranty, to the extent that is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to the Liabilities, all as though such application by the Agent had not been made.

          This Guaranty shall remain in full force and effect and continue to be effective even if any petition is filed by or against any Borrower or Guarantor for liquidation or reorganization, or any Borrower or Guarantor becomes insolvent or makes an assignment for the benefit of creditors or a receiver or trustee is appointed for all or any significant part of any Borrower's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. To such end, the obligations of each of the Guarantors hereunder shall be limited to an aggregate amount equal to the largest amount that would not render such Grantor's obligations hereunder subject to avoidance under Section 548 (or any other section) of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

          The Agent may, from time to time, whether before or after any discontinuance of this Guaranty, in its sole discretion and without notice to the Guarantors, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), modify, alter or exchange any of the Liabilities or any document or instrument with respect thereto or extend or waive the time for any of the Guarantors', the Borrowers' or other Person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance; (d) release, waive or compromise any obligation of Thermatrix hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities; (e) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property now or hereafter securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (f) resort to the Guarantors for payment of any of the Liabilities, whether or not the Agent shall have resorted to the Borrowers or to any property of the Borrowers or any other Person securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

          Any amounts received by the Agent from whatever source on account of the Liabilities may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect; and, notwithstanding any payments made by or for the account of the Guarantors pursuant to this Guaranty, the Guarantors shall not be subrogated to any rights of the Agent until such time as the Agent shall have received payment of the full amount of all of the Liabilities and of all of the obligations of the Guarantors hereunder. The Guarantors further agree that nothing contained herein or otherwise shall prevent the Agent from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under any of the documents evidencing the Liabilities and the exercise of any of its rights or remedies shall not constitute a discharge of the Guarantors' obligations hereunder, it being the purpose and intent of the Guarantors that their obligations hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever.

          Each of the Guarantors hereby expressly waives: (a) notice of the acceptance by the Agent and the Lenders of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever; (d) any defense, right of set-off or other claim which such Guarantor may have against the Borrowers or may have against the Agent or the Lenders; (e) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; and (f) any failure by the Agent or any Lender to inform the Guarantors of any facts the Agent or such Lender may now or hereafter know about the Borrowers and the Liabilities, it being understood and agreed that the Agent and the Lenders have no duty so to inform and that the Guarantors are fully responsible for being and remaining informed by the Borrowers of all circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

          In addition to the foregoing, each of the Guarantors waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantors of their obligations under, or the enforcement by the Agent or the Lenders of, this Guaranty and the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each of the Guarantors represents, warrants and jointly and severally agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against the Agent or the Lenders or the Borrowers of any kind. Each of the Guarantors further jointly and severally agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against the Agent or the Lenders or against the Borrowers of any kind which may arise in the future.

          Notwithstanding the immediately preceding paragraph, but without limiting or affecting any of the Agent's or the Lenders' rights or remedies of any kind whatsoever, the Agent shall endeavor to notify the Guarantors of Events of Default under the Credit Agreement which are or have become, in the Agent's determination, the basis upon which to exercise the rights or remedies provided therein. The requirement of notification set forth in this paragraph represents a non-binding statement of principle only, and is not intended to impose any affirmative duty upon the Agent, nor shall the requirement of notification be construed to create or support any claim, right of action, counterclaim, crossclaim or defense of any kind whatsoever, nor shall the requirement of notification impair or in any way affect any of the Agent's rights, benefits or remedies.

          The Agent and each Lender may, from time to time, without notice to the Guarantors, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Agent or such Lender; provided, however, that, unless the Agent shall otherwise consent in writing, the Agent shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Agent and the Lenders, as to those of the Liabilities which the Agent have not been assigned or transferred.

          No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Agent or any Lender, except as expressly set forth in a writing duly signed and delivered by the Agent or such Lender. No action of the Agent or any Lender permitted hereunder shall in any way affect or impair the rights of the Agent or such Lender and the obligations of the Guarantors under this Guaranty.

          This Guaranty shall be continuing and shall not be discharged, impaired or affected by (a) the power or authority or lack thereof of the Borrowers to incur the Liabilities; (b) the lack of the genuineness, validity, regularity, enforceability of, or any future amendment of, or change in, this Guaranty, any other Loan Document, or any other agreement, document or instrument to which the Borrowers and/or the Guarantors is or are or may become a party; (c) any claims or defenses whatsoever that the Borrowers or anyone else may or might have to the payment or performance of the Liabilities; (d) the existence or non-existence of the Borrowers or any subsidiary or affiliate as a legal entity; (e) the transfer by the Borrowers or any subsidiary or affiliate of all or any part of the collateral described in the documents securing the Liabilities; (f) any right of offset, counterclaim or defense (other than payment in full and performance in full of all of the Liabilities in accordance with the terms of the documents evidencing and securing the Liabilities) that any Guarantor may or might have to its undertakings, liabilities and obligations hereunder; (g) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by the Agent or the Lenders with respect to any of the provisions hereof or thereof; (h) the existence, value or condition of, or failure to perfect its Lien against, any security for the Liabilities, or any action, or the absence of any action, by the Agent or the Lenders in respect thereof (including, without limitation, the release of any such security); or
(i) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, each and every such defense being hereby waived by the Guarantors to the fullest extent permitted by law.

          Each Guarantor further expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Agent or any Lender to proceed in respect of the Liabilities against the Borrowers or any other party or against any security for the payment and performance of the Liabilities before proceeding against, or as a condition to proceeding against, any Guarantor. Each Guarantor agrees that any notice or directive given at any time to the Agent or the Lenders that is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the Agent and the Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty. It is agreed between each Guarantor and the Agent and the Lenders that all of the waivers set forth in this Guaranty are of the essence of the transactions contemplated by the Loan Documents and that, but for this Guaranty and such waivers, the Agent and the Lenders would decline to enter into the Loan Documents.

          This Guaranty shall be binding upon the Guarantors and upon their successors and permitted assigns and shall inure to the benefit of the Agent and the Lenders and their successors and assigns. All references herein to the Borrowers shall be deemed to include their respective successors and assigns, whether immediate or remote. If more than one party shall execute this Guaranty, the term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder. In addition and notwithstanding anything to the contrary contained in this Guaranty, the obligations of the Guarantors with respect to the Liabilities shall be joint and several with any other party that shall now or hereafter execute a guaranty of any of the Liabilities pursuant to a guaranty separate from this Guaranty. Notwithstanding the foregoing, no Guarantor may assign or delegate any of its rights, obligations or liabilities hereunder.

          All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered or sent by United States certified or registered mail, return receipt requested, addressed, if to a Guarantor, to such Guarantor c/o Thermatrix at the address for notices to Thermatrix set forth in the Credit Agreement, or at such other address as such Guarantor hereafter notifies the Agent and the Lenders as herein provided and, if to the Agent or the Lenders, at their address for notices under the Credit Agreement or at such other address as the Agent or such Lender hereafter notifies the Guarantor as herein provided. Notices shall be deemed received on the earlier of (i) the date noted on the return receipt as delivered if mail delivery of the notice is successful; (ii) the last date of attempted delivery, as noted by the United States Postal Service on the envelope containing the notice, if mail delivery is unsuccessful; or (iii) the date of actual delivery if personally delivered.

          Each Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Agent and the Lenders, from time to time, any additional instruments or documents reasonably considered necessary by the Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          EACH GUARANTOR AND THE AGENT AND THE LENDERS CONSENTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH GUARANTOR FURTHER CONSENTS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT ITS ADDRESS FOR NOTICES PURSUANT HERETO, IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE NOW OR IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY JURISDICTION.

          EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER

OR IN CONNECTION WITH, THIS AGREEMENT OR THE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR EITHER GUARANTOR IN CONNECTION HEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS AGREEMENT.

          This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances and other obligations under the Loan Documents and/or the Liabilities and may not be amended or supplemented except by a writing signed by the Agent, the Lenders and each Guarantor to be charged thereby.

          In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

          This Guaranty may be executed in any number of counterparts, all of which shall individually and collectively constitute one agreement.

          In witness whereof, each of the undersigned has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                              Guarantors


                              Bachmann Companies, Inc.

                              By: /s/ Daniel S. Tedone
                                 ----------------------------------
                                 Name: Daniel S. Tedone
                                 Title: Executive Vice President & Chief
                                        Financial Officer

                              Wahlco Engineered Products Group, LTD. (2625927)

                              By:  /s/ Daniel S. Tedone
                                  ----------------------------------
                                 Name: Daniel S. Tedone
                                 Title: Director

                              By:  /s/ Edward E. Greene
                                  -----------------------------------
                                 Name: Edward E. Greene
                                 Title: Director


                              Wahlco, Inc.

                              By:  /s/ Daniel S. Tedone
                                  ----------------------------------
                                 Name: Daniel S. Tedone
                                 Title: Executive Vice President and Chief
                                        Financial Officer

                              WES Property, LTD. (2690271)

                              By:  /s/ Daniel S. Tedone
                                  ----------------------------------
                                 Name: Daniel S. Tedone
                                 Title: Director

                              By:  /s/ Edward E. Greene
                                  ----------------------------------
                                 Name: Edward E. Greene
                                 Title: Director

                              Wahlco Engineered Products, Inc.

                              By: /s/ Daniel S. Tedone
                                 ---------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Executive Vice President &
                                        Chief Financial Officer

                              By: /s/ Edward E. Greene
                                 ---------------------------------
                                 Name:  Edward E. Greene
                                 Title: Director and Secretary



                              Wahlco Engineered Products, Ltd. (526365)

                              By: /s/ Daniel S. Tedone
                                 --------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Director

                              By: /s/ Edward E. Greene
                                 ---------------------------------
                                 Name:  Edward E. Greene
                                 Title: Director


                              Pentney Engineering, LTD. (2625925)

                              By: /s/ Daniel S. Tedone
                                 ---------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Director

                              By: /s/ Edward E. Greene
                                 ---------------------------------
                                 Name:  Edward E. Greene
                                 Title: Director



                              Teddington Bellows (Holdings), LTD. (830610)

                              By:  /s/ Daniel S. Tedone
                                  ----------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Director

                              By: /s/ Edward E. Greene
                              --------------------------------------
                                 Name:  Edward E. Greene
                                 Title: Director

                              Teddington  Bellows (213069)

                              By: /s/ Daniel S. Tedone
                                 --------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Director

                              By: /s/ Edward E. Greene
                                 --------------------------------
                                 Name:  Edward E. Greene
                                 Title: Director



                              Treste Plant Hire, LTD. (2631345)

                              By: /s/ Daniel S. Tedone
                                 --------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Director

                              By: /s/ Edward E. Greene
                                 --------------------------------
                                 Name:  Edward E. Greene
                                 Title: Director



                              Thermatrix, LTD. (2847272)

                              By: /s/ John T. Schofield
                                 --------------------------------
                                 Name:  John T. Schofield
                                 Title: Director

                              By: /s/ Joseph W. Sutton
                                 --------------------------------
                                 Name:  Joseph W. Sutton
                                 Title: Director
Accepted and agreed as of
the date first written above:

Wexford Management LLC, as Agent


By: /s/ Arthur Amron
   -------------------------------
  Name:  Arthur Amron
  Title: Senior Vice President
         and General Counsel